SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): October 15, 1997

       Life Financial Services, Adjustable Rate Mortgage Pass-Through
                   Certificates, Series 1997-1A and 1B Trust
             (Exact name of registrant as specified in its charter)


New York                        333-16511            52-2033941, 52-6857940
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)         Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On October 15, 1997, a distribution was made to holders of Life Financial Services, Adjustable Rate Mortgage Pass-Through Certificates, Series 1997-1A and 1997-1B Trust.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1- Monthly  report  distributed  to  holders  of Life  Financial
                   Services, Adjustable Rate Mortgage Pass-Through Certificates, Series 1997-1A and 1B Trust relating to the October 15, 1997, distribution.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         Life Financial Services, Adjustable Rate Mortgage Pass-Through
                   Certificates, Series 1997-1A and 1B Trust
                                  (Registrant)

                            By: Norwest Bank of Minnesota, N.A.
                                as Trustee
                            By: /s/ Sherri J. Sharps
                          Name: Sherri J. Sharps
                         Title: Vice President
                          Date: October 20, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Life Financial Services, Adjustable Rate Mortgage Pass- Through Certificates, Series 1997-1A and 1B Trust relating to the October 15, 1997, distribution.